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                                                                Exhibit 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3 of our report dated February 18, 1999 included in PolyVision Corporation's Form 10-K for the fiscal period ended December 31, 1998 and to all references to our firm included in this registration statement.


                                       /s/Arthur Andersen LLP
                                       ----------------------
                                       ARTHUR ANDERSEN LLP

Atlanta, Georgia
April 15, 1999